VIA EDGAR AND BY HAND

December 10, 2004

United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549
Attention: Elaine Wolff, Special Counsel

Re:	Feldman Mall Properties, Inc. Amendment No. 5 to the Registration Statement on Form S-11 Filed December 7, 2004 Registration No. 333-118246

Dear Ms. Wolff:

On behalf of our client, Feldman Mall Properties, Inc., a Maryland corporation (the “Company”), we set forth below the responses of the Company to the comments of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Staff”), received by letter dated December 10, 2004 (the “December 10 Letter”), with respect to Amendment No. 5 to the registration statement (the “Registration Statement”) on Form S-11 (Registration No. 333-118246) filed by the Company on December 13, 2004. The responses to the Staff’s comments are set out in the order in which the comments were set out in the December 3 Letter and are numbered accordingly.

We have enclosed with this letter a marked copy of Amendment No. 6 to the Registration Statement (“Amendment No. 6”), which was filed today by the Company via EDGAR, reflecting all changes to the Registration Statement.

Cover Page

1.	Refer to comment no. 8. Please confirm, if true, that there are no agreements between the senior management team and Feldman Mall or any of the underwriters that obligate the senior management team to make an aggregate investment $1 million in this offering. Further, please revise your disclosure here and throughout to indicate that the senior management team intends to make an aggregate investment of $1 million in this offering rather than will invest $1 million in this offering.

Response: The Company has confirmed that there are no agreements between the members of the senior management team and the Company or any of the underwriters that obligate the senior management team to make an aggregate investment of $1 million in this offering. As requested, we have revised the disclosure on the cover page, page 13 and page 148 to indicate that the members of the senior management team intend to make an aggregate investment of $1 million in this offering.

2.	You indicate in response no. 9 that form 1994 through 2004, members of your management team have been involved in joint ventures engaged in real estate and development activities. We note that you have not included any information regarding the investments that were sold to Tower. Please tell us whether any of the investments, including those that were sold to Tower and those that were not, were structured as limited partnerships, and if so, the number of investors that participated in each limited partnership, and identify the general partner(s) and the natural persons that control each general partner.

Response: As discussed and stated in our letter to the Staff dated December 7, 2004, members of the Company’s management team have been involved in joint ventures engaged in real estate and development activities. These joint ventures were structured either as limited partnerships or limited liability companies (each a “Joint Venture” and collectively, the “Joint Ventures”) in which the interests were held by an entity controlled by Larry Feldman and a limited number of institutional investors. The agreements governing these Joint Ventures included a shared control provision stating that all of the partners or members, as the case may be, shared control over the properties held by the Joint Ventures. In each Joint Venture, an entity controlled by Larry Feldman served as the general partner or managing member. None of the Joint Ventures were structured to raise capital from a large group of passive investors that would not share in the decision-making authority regarding the property held by such Joint Venture. Each Joint Venture consisted of a small number of limited partners or members, as the case may be, of entities controlled by either institutional investors or high net worth individuals.

The following four office properties were acquired by Joint Ventures and subsequently contributed to Tower:

•	5151 East Broadway in Tucson, Arizona. In November 1994, a Joint Venture between an entity controlled by Larry Feldman and an affiliate of Quantum Realty Fund (an entity affiliated with George Soros) acquired 5151 East Broadway for approximately $10 million.

•	2800 North Central Property in Phoenix, Arizona. In May 1996, a Joint Venture between an entity controlled by Larry Feldman and an affiliate of the Carlyle Group acquired 2800 North Central Property for $30.7 million.

•	5750 Major Boulevard in Orlando, Florida. In October 1996, a Joint Venture between an entity controlled by Larry Feldman and an affiliate of General Electric Capital Corporation acquired 5750 Major Boulevard for $3.8 million

•	DRA Joint Ventures. A Joint Venture between an entity controlled by Larry Feldman and an affiliate of DRA Advisors, Inc. (an entity controlled by Francis Tansey) contributed interests in various office properties.

In October 1995, one retail property (Union Hills Village) was acquired through a Joint Venture between an entity controlled by Larry Feldman and a high net worth investor in which both entity and the investor shared equally in the decision-making authority regarding the property.

From 1994 through 1996, certain Joint Ventures between an entity controlled by Larry Feldman and various institutional investors acquired and owned seven neighborhood shopping centers. In each case, the general partner and managing member of each Joint Venture was an entity controlled by Larry Feldman. In each Joint Venture, the limited partners or members, as the case may be, shared in the decision-making authority regarding the property.

The Company has advised us that, although certain members of the Company’s management team were involved in the day-to-day operations of the property, they were not limited partners or members in the Joint Venture and did not contribute capital to any Joint Venture.

It is our position that the Joint Ventures in which Larry Feldman held an interest are not “programs” within the meaning of Guide 5. These Joint Ventures consisted of a very limited number of institutional and/or high net worth individuals and were not used as a means to raise capital from passive investors. Rather, the decision-making authority for each Joint Venture was vested in all of the partners and/or members, as the case may be.

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We have been advised by the Company and the underwriters that they intend to price this offering on December 13, 2004. We would thus greatly appreciate resolving all comments in connection with the subject filing be as soon as possible. Please direct any further correspondence to the undersigned at Clifford Chance US LLP, Attention: Beth A. De Santo, Esq. and, Jay L. Bernstein, Esq. 31 West 52nd Street, New York, New York 10019 (fax: (212) 878-8375).

Very truly yours,

Beth A. De Santo, Esq.

Enclosures

cc:	Karen Garnett, Esq.
Jeffrey A. Shady, Esq.
Larry Feldman
Jim Bourg
Tom Wirth
Jay L. Bernstein, Esq.